UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

                      Date of Report
                      (Date of earliest event reported):                                                       August 22, 2011

              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

           (608) 364-8800
(Registrant’s telephone number)

           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on August 25, 2011 by Regal Beloit Corporation (the “Company”) to include the financial information referred to in Item 9.01(a) and (b) with respect to the Company’s acquisition of the Electrical Products Company (“EPC”) from A.O. Smith Corporation (“AO Smith”) on August 22, 2011.  The Company hereby amends Item 9.01 of the Initial 8-K to provide in its entirety as follows:

Item 9.01.                      Financial Statements and Exhibits.

(a)	Financial statements of business acquired

The audited financial statements of EPC as of December 31, 2010 and for the year ended December 31, 2010, the unaudited financial statements of EPC as of June 30, 2011 and the six months ended June 30, 2011 and the consent of independent auditors are filed as Exhibits 99.2 and 23.1 hereto, respectively, and are incorporated by reference herein.

(b)	Pro forma financial information

On August 22, 2011, the Company completed its acquisition of EPC.  The following pro forma financial statements are filed as Exhibit 99.3 hereto and are incorporated by reference herein:

1)	Unaudited Pro Forma Combined Condensed Statement of Earnings for the Year Ended January 1, 2011 and Six Months Ended July 2, 2011.
2)	Unaudited Pro Forma Combined Condensed Balance Sheet as of July 2, 2011
3)	Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

(c)	Not Applicable

(d)	Exhibits. The following exhibits are being filed herewith:

10.1	Shareholders Agreement, dated as of August 22, 2011, by and between Regal Beloit Corporation and A.O. Smith Corporation.*

23.1           Consent of Independent Auditors.

99.1           News Release of Regal Beloit Corporation, dated August 22, 2011.*

99.2
Audited financial statements of EPC as of December 31, 2010 and for the year ended December 31, 2010 and the unaudited financial statements of EPC as of June 30, 2011 and for the six months ended June 30, 2011.

99.3           Unaudited Pro Forma Combined Condensed Financial Statements.

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*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its previously filed report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    REGAL BELOIT CORPORATION

          Date:  November 4, 2011                                                                 By: /s/ Charles A. Hinrichs
           Charles A. Hinrichs
           Vice President – Chief Financial Officer

REGAL BELOIT CORPORATION
Exhibit Index to Amendment No. 1 to Current Report on Form 8-K
Dated August 22, 2011

Exhibit Number	Exhibit Description
10.1	Shareholders Agreement, dated as of August 22, 2011, by and between Regal Beloit Corporation and A.O. Smith Corporation.*
23.1	Consent of Ernst & Young, LLP, independent auditors, of A.O. Smith Electrical Products Company.
99.1	News Release of Regal Beloit Corporation, dated August 22, 2011.*
99.2
Audited financial statements of EPC as of December 31, 2010 and for the year ended December 31, 2010 and the unaudited financial statements of EPC as of June 30, 2011 and for the six months ended June 30, 2011.

99.3	Unaudited Pro Forma Combined Condensed Financial Statements.

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*Previously filed